SECURITIES AND EXCHANGE COMMISSION


"                             Washington, D.C. 20549"



                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934



"       Date of Report (Date of earliest event reported) :March 27,2000"


                       Saxon Asset Securities Trust 2000-1
"             Mortgage Loan Asset Backed Certificates, Series 2000-1"

             (Exact name of registrant as specified in its charter)


     Virginia                      333-59479-01               52-1785164
(State or other jurisdiction    (Commission File Number)    (IRS Employer
of incorporation or organization)                     Identification No.)


"                    4880 Cox Road, Glen Allen, Virginia 23060"
               (Address of principal executive offices) (Zip Code)


"       Registrant's telephone number, including area code:(804)967-7400"

                                       N/A
"       (Former name or former address, if changed since last report.)"



                                   Page 1 of 4
                 This report consists of 7 consecutively numbered pages.

Item 5.   Other Events.

	  "On August 25,2000 distributions were made to the Certificateholders." Specific information with respect to the distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.   Financial Statements and Exhibits.

           (c) The following exhibits are filed as part of this report:

"           Statement to Certificateholders on August 25,2000 filed"
               as Exhibit 99.1 hereto.

"Pursuant to the requirements of the Securities Exchange Act of 1934,the" registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                SAXON ASSET SECURITIES TRUST 2000-1
                                MORTGAGE LOAN ASSET BACKED CERTIFICATES
                                SERIES 2000-1


"Date: August 25, 2000     By:  /s/ Bradley D. Adams"
                                ---------------
                                Bradley D. Adams
                                Sr. Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
"                         August 25,2000"

                                  Exhibit 99.1

"             Monthly Certificateholder Statement on August 25,2000"






Distribution Date:		25-Aug-00

		Original	Beginning			Interest	Certificates	Certificates	Applied		Ending
		Certificate	Certificate	Principal	 Interest 	Carry Forward	Carryover	Carryover	Realized Loss	Total	Certificate
Class	Cusip #	Balance	Balance	Distribution	 Distribution 	Amount	Amount Paid	Amount	Amount	Distribution	Balance
AF-1	805564FC0	100,000,000.00	88,137,507.09	4,508,429.51	557,102.49 	 -   	N/A	N/A	N/A5,065,532.00	83,629,077.58
AF-2	805564FD8	42,000,000.00	42,000,000.00	 -   	269,850.00 	 -   	N/A	N/A	N/A	269,850.00	42,000,000.00
AF-3	805564FE6	40,000,000.00	40,000,000.00	 -   	258,500.00 	 -   	N/A	N/A	N/A	258,500.00	40,000,000.00
AF-4	805564FF3	30,000,000.00	30,000,000.00	 -   	201,875.00 	 -   	N/A	N/A	N/A	201,875.00	30,000,000.00
AF-5	805564FG1	21,914,000.00	21,914,000.00	 -   	151,663.14 	 -   	N/A	N/A	N/A	151,663.14	21,914,000.00
AF-6	805564FH9	26,000,000.00	26,000,000.00	 -   	173,441.67 	 -   	N/A	N/A	N/A	173,441.67	26,000,000.00
MF-1	805564FJ5	15,386,000.00	15,386,000.00	 -   	106,868.59 	 -   	N/A	N/A	 -   	106,868.59	15,386,000.00
MF-2	805564FK2	10,457,000.00	10,457,000.00	 -   	76,074.68 	 -   	N/A	N/A	 -   	76,074.68	10,457,000.00
BF-1	805564FL0	8,964,000.00	8,964,000.00	 -   	72,907.20 	 -   	N/A	N/A	 -   	72,907.20	8,964,000.00
BF-1A	805564FM8	4,034,000.00	2,507,287.27	323,541.16	18,783.76 	 -   	N/A	N/A	 - 342,324.92	2,183,746.11
AV-1	805564FN6	128,000,000.00	120,328,605.44	1,627,937.42	710,807.81 	 -   	 -   	 -   	N/A2,338,745.23	118,700,668.02
MV-1	805564FP1	13,600,000.00	13,600,000.00	 -   	82,563.33 	 -   	 -   	 -   	 -   	82,563.33	13,600,000.00
MV-2	805564FQ9	10,000,000.00	10,000,000.00	 -   	64,066.67 	 -   	 -   	 -   	 -   	64,066.67	10,000,000.00
BV-1	805564FR7	5,200,000.00	5,200,000.00	 -   	38,374.56 	 -   	 -   	 -   	 -   	38,374.56	5,200,000.00
BV-1A	805564FS5	3,200,000.00	1,850,870.44	213,279.03	14,136.02 	 -   	 -   	 -   	 - 227,415.05	1,637,591.41
Class C	80556C2	N/A	N/A	N/A	258,468.98 	N/A	N/A	N/A	N/A	258,468.98	N/A
Class R	80556R2	N/A	N/A	N/A	 -   	N/A	N/A	N/A	N/A	 -   	N/A
TOTALS		458,755,000.00	436,345,270.24	6,673,187.12	 3,055,483.90 					9,728,671.02	429,672,083.12

Group I		298,755,000.00	285,365,794.36	4,831,970.67	1,887,066.53					 6,719,037.20 	 280,533,823.69
Group II		160,000,000.00	150,979,475.88	1,841,216.45	909,948.39				 2,751,164.84 	 149,138,259.43





One Month LIBOR RATE			6.62000%

Factor Information per $1,000 of the Original Balance

		Principal	Interest	Interest	 Certificates 	 Certificates 	End Prin	Current Pass
Class	Cusip #	Distribution	Distribution	 Carry Forward	 Carryover  	 Carryover Paid 	Balance	Through Rate
AF-1	805564FC0	45.08430	5.57102	0.00000	N/A	N/A	836.29078	7.58500%
AF-2	805564FD8	0.00000	6.42500	0.00000	N/A	N/A	1,000.00000	7.71000%
AF-3	805564FE6	0.00000	6.46250	0.00000	N/A	N/A	1,000.00000	7.75500%
AF-4	805564FF3	0.00000	6.72917	0.00000	N/A	N/A	1,000.00000	8.07500%
AF-5	805564FG1	0.00000	6.92083	0.00000	N/A	N/A	1,000.00000	8.30500%
AF-6	805564FH9	0.00000	6.67083	0.00000	N/A	N/A	1,000.00000	8.00500%
MF-1	805564FJ5	0.00000	6.94583	0.00000	N/A	N/A	1,000.00000	8.33500%
MF-2	805564FK2	0.00000	7.27500	0.00000	N/A	N/A	1,000.00000	8.73000%
BF-1	805564FL0	0.00000	8.13333	0.00000	N/A	N/A	1,000.00000	9.76000%
BF-1A	805564FM8	80.20356	4.65636	0.00000	N/A	N/A	541.33518	8.99000%
AV-1	805564FN6	12.71826	5.55319	0.00000	0.00000	0.00000	927.34897	6.86000%
MV-1	805564FP1	0.00000	6.07083	0.00000	0.00000	0.00000	1,000.00000	7.05000%
MV-2	805564FQ9	0.00000	6.40667	0.00000	0.00000	0.00000	1,000.00000	7.44000%
BV-1	805564FR7	0.00000	7.37972	0.00000	0.00000	0.00000	1,000.00000	8.57000%
BV-1A	805564FS5	66.64970	4.41751	0.00000	0.00000	0.00000	511.74732	9.16500%









	If there are any questions or comments, please contact:

	Joan Dolce
	Saxon Mortgage
	4880 Cox Road
	Glen Allen, VA  23060
	(804) 967-5814

	Investor Relations, contact Ivy Wolfe
	visit our web site  www.saxonmortgage.com



								Group I	Group II
	Aggregate Scheduled Mortgage Principal Balance					 282,386,796.14 	 150,701,619.56
	Prepayment Amount							 4,319,317.21 	 1,557,287.22
	Liquidation Amount							 -   	 -
	Substitution Shortfall Amount							 -   	 -
	Repurchase Amounts							 -   	 -
	Other Recoveries							 -   	 -
	Extra Principal Distribution Amount							 -   	 -
	Applied Realized Loss Amount							 -   	 -
	Unpaid Realized Loss Amount							 -   	 -

								Group I	Group II
	Net Rate							9.87312%	9.65736%
	Largest Mortgage Loan Balance							498,177.96	876,250.34
	Servicing Fees							121,826.97	63,470.58
	Master Servicing Fees							11,953.97	6,347.06


	The Number and Aggregate Principal Balances of all Delinquent Mortgage Loans as of the Remittance Date

				Group I			 Group II
			Category	Number	Percentage	Principal Balance	 Number 	Percentage	Principal Balance
			30-59 Days	 97 	3.40838%	9,624,821.45	60 	3.96373%	 5,973,400.82
			60-89 Days	 19 	0.51792%	1,462,548.67	 6 	0.42206%	 636,058.65
			90+ Days	 4 	0.17456%	 492,931.41 	 -   	0.00000%	 -


								Group I	Group II
	Number of Mortgage Loans in Foreclosure Proceedings							87	60
	Scheduled Principal Balance of all Mortgage Loans in Foreclosure Proceedings					7,584,348.54	7,006,224.97
	Number of Mortgage Loans in Foreclosure in Prior Month							 71 	 48
	Scheduled Principal Balance of all Mortgage Loans in Foreclosure in Prior Month					 6,377,573.68 	 5,339,369.78


								Group I	Group II
	Number of Mortgagors in Bankruptcy Proceedings							25	19
	Scheduled Principal Balances of Mortgage Loans in Bankruptcy Proceedings					2,176,393.68	1,928,539.61


								Group I	Group II
	Number of any REO Properties							 6 	 1
	Book Value of any REO Properties							 463,817.33 	 55,840.04


						Group I		Group II
					Servicer	Number	Principal Balance	Number	Principal Balance
	Number of 60+ Delinquent Loans				Meritech	 130 	 11,042,128.32 	 76 	 8,352,524.28


	Amount on Deposit in Asset Proceeds Account								9,728,671.02

	Interest								3,592,304.09

	Scheduled Principal								259,762.50

	Unscheduled Principal								5,876,604.43













								Group I	Group II
	Realized Losses for the current period							 -   	 -
	Cumulative Realized Losses							 10,373.64 	 -
	Applied Realized Losses							 -   	 -
	Unpaid Realized Losses							 -   	 -


								Group I	Group II
	Trigger Event							Has not occurred	Has not occurred
	Subordinate Trigger Event							Has not occurred	Has not occurred


	Overcollateralization Target Amount							8,962,731.54	4,400,026.15
	Overcollateralization Amount							1,852,972.45	1,563,360.13















						REO Properties


Group I
	Loan Number		Book Value		Foreclosure Date		Original LTV Ratio		Paid Thru Date
	11151867       		94,384.83		04/17/2000		0.2		02/01/2000
	11158870       		58,987.10		05/19/2000		0.8		02/01/2000
	11173716       		132,505.07		04/24/2000		0.95		01/01/2000
	11175652       		50,829.85		05/09/2000		0.7907		02/01/2000
	11184249       		31,425.09		05/09/2000		0.6		03/01/2000
	11188977       		95,685.39		04/26/2000		0.8		02/01/2000



Group II
	Loan Number		Book Value		Foreclosure Date		Original LTV Ratio		Paid Thru Date
	11185497       		55,840.04		08/18/2000		0.8		02/01/2000

